                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 26, 2003



                              W.P. CAREY & CO. LLC
                              --------------------
             (Exact name of registrant as specified in its charter)



      DELAWARE                        001-13779                    13-3912578
------------------              ----------------------         --------------
(State of Organization)         (Commission File No.)          (IRS Employer
                                                               Identification
                                                               Number)




                         50 Rockefeller Plaza, 2nd Floor
                               New York, NY 10020
                               ------------------
                    (Address of principal executive offices)


                                 (212) 492-1100
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

      The following exhibit is filed as part of this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit No.             Exhibit
----------              -------
 99.1                   Earnings Press Relase issued February 26, 2003

ITEM 9. REGULATION FD DISCLOSURE

On February 26, 2003, the regitrant issued a press release announcing its earnings for the year ended December 31, 2002, certain operating highlights and webcast and conference call to discuss the results. This information and the related exhibit are being furnished to the Securities and Exchange Commission pursuant to Regulation FD and is not a "filing" under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  W. P. CAREY & CO. LLC



                                   By:/s/ Gordon F. DuGan
                                      ----------------------
                                          Gordon F. DuGan





Date:  February 28, 2003